                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                   FORM 8-KA

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)    August 21, 1998



                            PEN-TAB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                         54-1833398
(State or other jurisdiction          (I.R.S.  Employer
Incorporation or organization)        Identification Number)



                                167 KELLEY DRIVE
                             FRONT ROYAL, VA 22630
                           TELEPHONE: (540) 622-2000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 2. Acquisition or Disposition of Assets.

     Pen-Tab Industries, Inc. ("Pen-Tab") issued a press release announcing that on August 21, 1998, that it has completed the purchase of Stuart all Company Inc. ("Stuart Hall"), a subsidiary of Newell Co. Stuart Hall, is a manufacturer and marketer of school, home, and office supply products which will complement Pen-Tab's current product offerings. The impact of the purchase is material to Pen-Tab's consolidated results. Pen-Tab Industries is financing the stock purchase through an equity contribution of $40 million from Pen-Tab Holdings and $70 million of bank debt.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Pro Forma Financial Information

                    PRO FORMA CONDENSED FINANCIAL STATEMENTS



The pro forma condensed financial statements are presented for the purpose of providing investors and other interested parties with information about the impact of the purchase of Stuart Hall Company, Inc. ("Stuart Hall") by Pen-Tab Industries, Inc. ("Pen-Tab") on Pen-Tab's financial statements as if the transaction had been consummated at an earlier date. Pen-Tab consummated the purchase of Stuart Hall a subsidiary of Newell Co., on August 20, 1998. Pen-Tab Industries is financing the stock purchase through an equity contribution of $39.2 million from its parent company, Pen-Tab Holdings, Inc. and the balance in bank debt. The purchase price is $107 million plus a post closing purchase price adjustment based on the closing date working capital balance. This post closing purchase price adjustment is expected to be approximately $22 million and will be paid during the first quarter of 1999. For purposes of the pro forma condensed balance sheet as of July 4, 1998, the post closing purchase price adjustment was estimated to be $34 million at that time. The pro forma condensed balance sheet is presented at July 4, 1998 and the pro forma condensed statement of operations is presented for the year ended January 3, 1998 and for the six month period ended July 4, 1998.

FOR THE YEAR ENDED JANUARY 3, 1998


PRO FORMA CONDENSED STATEMENTS OF OPERATIONS                                   STUART          PRO FORMA         PRO FORMA
                                                             PEN-TAB            HALL          ADJUSTMENTS         RESULTS
                                                                                              In thousands
Net Sales..............................................     $96637            $87183                               $183820

Cost of goods sold.....................................      71701             65732          $-2000 (1)            136833
                                                                                                1400 (2)
                                                            --------------------------------------------------------------------
 Gross profit..........................................      24936             21451             600                 46987
Selling, general and administration
expenses.                                                    17642             13128           -4600 (1)             26472
                                                                                               -1400 (3)
                                                                                                1702 (4)
                                                            --------------------------------------------------------------------
Income from operations.................................       7294              8323            4898                 20515

Interest expense.......................................       8194              1252            6090 (5)             15536
                                                            --------------------------------------------------------------------
(Loss) income before income tax
  expense..............................................       -900              7071           -1192                  4979

Income tax provision (benefit).........................       1945              3183           -3236 (6)              1892
                                                            --------------------------------------------------------------------
Net (loss) income......................................     $-2845             $3888           $2044                 $3087
                                                            ====================================================================


1) Income from operations: reflects $6.6 million of operational synergies in combining the two businesses including headcount reductions and freight out cost savings from the reallocation of product shipments among the company's three manufacturing and distribution facilities. Synergies for the year ended are $6.6 million of which $2.0 million is allocated to cost of goods sold and $4.6 million is allocated to S, G & A expense.
2) Depreciation expense of $1.4 million due to $14.3 million step up to fair value of the Stuart Hall Property, Plant and Equipment.
3) Reverse existing goodwill amortization expense of $1.4 million on Stuart Hall's statement of operations.
4) Record goodwill of $68.1 million due to acquisition of Stuart Hall.
   Goodwill is amortized over 40 years using the straight line method of which $1.7 million was recorded for the year ended as goodwill amortization expense.
5) Interest expense: reflects acquisition debt as if the acquisition occurred at the beginning of the period. Average annual debt of $71.0 million at an interest rate of 7.45% (LIBOR +2%). In addition amortization of debt issuance costs for the year is $0.8 million.
6) Income taxes; reflects adjustment to bring income taxes to an effective rate of 38%.

FOR THE SIX MONTHS JULY 4, 1998


PRO FORMA CONDENSED STATEMENTS OF OPERATIONS                                    STUART           PRO FORMA         PRO FORMA
                                                              PEN-TAB            HALL           ADJUSTMENTS         RESULTS
                                                                                               In Thousands
Net Sales..............................................       $55440           $52125                              $107565

Cost of goods sold.....................................         41015           34989             $-1000(1)          75737
                                                                                                     733(2)
                                                             --------------------------------------------------------------
 Gross profit..........................................         14425          17136                  267            31828

Selling, general and administrative
  expenses.............................................          9022           7587                -2300(1)           427
                                                                                                    -733(3)
                                                                                                     851(4)
                                                             --------------------------------------------------------------
Income from operations.................................          5403           9549                2449             17401
Interest expense.......................................          4261            626                3045(3)           7932
                                                             --------------------------------------------------------------
Income income before income taxes......................          1142           8923                -596              9469
Income tax provision (benefit).........................           542           4015                -957(6)           3600
                                                             --------------------------------------------------------------
Net income.............................................          $600          $4908                $361             $5869
                                                             ==============================================================


1)
Income from operations: reflects $6.6 million of operational synergies in combining the two businesses including headcount reductions and freight out cost savings from the reallocation of product shipments among the Company's three manufacturing and distribution facilities. Synergies for the six months are fifty percent or $3.3 million of which $1.0 million is allocated to cost of goods sold and $2.3 million is allocated to S, G & A expense.
2)
Depreciation expense of $0.7 million due to a $14.3 million step up to fair value of the Stuart Hall Property, Plant and Equipment.
3)
Reverse existing goodwill amortization expense of $0.7 million on Stuart Hall's statement of operations.
4)
Record goodwill of $68.1 million due to acquisition of Stuart Hall.  Goodwill is amortized over 40 years using the straight line method of which $0.8 million was recorded for the six month period as goodwill amortization expense.
5)
Interest expense: reflects acquisition debt as if the acquisition occurred at the beginning of the period. Average annual debt of $71.0 million at an interest rate of 7.45% (LIBOR + 2%). In addition amortization of debt issuance costs for the six months is $0.4 million.
6)
Income taxes; reflects adjustment to bring income taxes to an effective rate of 38%.


Pro Forma Condensed Balance Sheet
July 4, 1998                                                                   Stuart           Pro Forma               Pro Forma
                                                          Pen-Tab               Hall           Adjustments               Balance
                                                   ------------------   -----------------  ----------------      -------------------
Assets

Current Assets:
   Cash, inventories, accounts receivables
   and other current assets                                $ 63,406            $ 72,357          $ (6,000)   (1)         $ 127,749
                                                                                                   (2,014)   (2)
Property, plant and equipment
   Property, plant and equipment                             29,362              44,576            (7,404)   (3)            66,534
   Less accumulated depreciation                            (13,816)            (21,683)           21,683    (3)            13,816
                                                  ------------------   -----------------  ----------------      -------------------
Property, plant and equipment - net                          15,546              22,893            14,279                   52,718

Other assets                                                  2,731                 232             2,175    (4)             5,138

Goodwill                                                        374              49,227           (49,227)   (5)            67,927
                                                                                                   67,553    (6)
                                                  ------------------   -----------------  ----------------      -------------------
Total assets                                               $ 82,057           $ 144,709          $ 26,766                $ 253,532
                                                  ==================   =================  ================      ===================


Liabilities and Stockholders'  Equity

Current liabilities
   Accounts payable, accrued expenses, current
   portion of long-term debt and other current
   liabilities                                             $ 11,593            $ 42,392         $ (34,092)   (7)          $ 53,893
                                                                                                   34,000    (8)
                                                                                                    7,000   (12)

Long-term debt                                               97,869              14,615            35,800    (9)           180,844
                                                                                                   35,000    (9)
                                                                                                   (2,440)  (10)

Stockholders' equity                                        (27,405)             87,702           (87,702) (11)             11,795
                                                                                                   39,200  (11)
                                                           ------------------   -----------------  ----------------      ---------

Total liabilities and stockholders' equity                 $ 82,057           $ 144,709          $ 26,766                $ 246,532
                                                           ==================   =================  ================      =========

Notes:
The purhcase price paid for Stuart Hall was $107 million plus an estimated working capital adjustment of $34 million. The allocation of the purchase price is as follows: current assets $64 million, property, plant and equipment $37 million, intangible assets $68 million and assumed liabilities $28 million.

(1) In accordance with Rule 11-02 (b) (6) of Regulation S-X Pen-Tab's management determined that certain product lines were redundant and such existing finished products and raw materials associated with such finished products would have to be scraped. The loss associated with the disposal of such product lines is estimated to be $6.0 million.
(2) Write off of deferred tax asset of $2.0 million on the balance sheet of Stuart Hall.
(3) Step up Stuart Hall Property, Plant and Equipment to fair value of
$37.2 million and write off accumulated depreciation of $21.7 million on Stuart Hall's balance sheet.
(4) Record debt issuance costs of $2.2 million associated with the financing of the acqusition of Stuart Hall.
(5) Write off $49.2 million of goodwill on the balance sheet of Stuart Hall at the date of acquisition.
(6) Record $67.6 million of goodwill associated with the purchase of Stuart Hall
(7) Write off intercompany balance due sellor on the balance sheet of Stuart Hall at the date of acquisition
(8) Record estimated post-closing purchase price adjustment of $34 million expected to be paid during the first quarter of 1999.
(9) Reflects bank debt incurred to acquire the stock of Stuart Hall.
$35 million is in the form of a fully drawn three year term loan. $35.8 million is in drawings under a 3 year $100 million dollar revolving credit facility.
(10) Write off deferred income liability of $2.4 million on the balance sheet of Stuart Hall
(11) Write off of Stuart Hall's stockholders' equity of $87.7 million and record the equity contribution of $39.2 million from Pen-Tab Holdings, Inc.
(12) Record liability for costs associated with the acquisition including legal and accounting fees, stay bonuses, severance payments and employee relocation expenses.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     Pen-Tab Industries, Inc.
     (Registrant)



Date:                                      By: /s/ William Leary
-----                                      ---------------------
                                           William Leary
                                           Vice President, Chief Financial and
                                           Administrative Officer
                                           (principal financial officer
                                           and accounting officer)